Exhibit 10.7(b)

CERTAIN MATERIAL (INDICATED BY ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT

This First Amendment, effective as of the date set forth above the signatures of the parties below, amends the Exclusive Patent License Agreement effective November 25, 2008 (“LICENSE AGREEMENT”) between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, Massachusetts, 02139, USA and Selecta Biosciences, Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at 480 Arsenal Street, Building One, Watertown, MA 02472.

WHEREAS, COMPANY notified M.I.T., in a letter dated February 6, 2009, of its desire to discontinue support of all patents and patent applications associated with M.I.T. Case No. [***];

WHEREAS, COMPANY indicated, in an electronic mail message dated October 2, 2009, that it desires to discontinue support of any international (non-United States) patents and patent applications associated with M.I.T. Case Nos. [***];

WHEREAS, all patents and patent applications associated with M.I.T. Case No. [***], and all international (non-United States) patents and patent applications associated with M.I.T. Case Nos. [***] will be removed from the LICENSE AGREEMENT;

WHEREAS, M.I.T. Case Nos. [***] shall be added to Appendix A of the LICENSE AGREEMENT pursuant to Section 2.3 of the LICENSE AGREEMENT;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereby agree to modify the LICENSE AGREEMENT as follows:

M.I.T. Case No. [***] shall be removed from the definition of PATENT RIGHTS and Appendix A of the LICENSE AGREEMENT and the rights granted to COMPANY and its AFFILIATES shall be terminated effective April 6, 2009.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The international (non-United States) patents and patent applications associated with M.I.T. Case Nos. [***] shall be removed from the definition of PATENT RIGHTS and Appendix A of the LICENSE AGREEMENT and the rights granted to COMPANY and its AFFILIATES shall be terminated effective November 30, 2009.

Pursuant to Section 2.3 of the LICENSE AGREEMENT, the following patent applications associated with M.I.T. Case Nos. [***] shall be added to Appendix A of the LICENSE AGREEMENT and shall be included in the PATENT RIGHTS under the LICENSE AGREEMENT. [***] shall be responsible for all reasonable fees and costs relating to the filing, prosecution and maintenance of the patents and patent applications relating to M.I.T. Case Nos. [***] pursuant to Article 6 of the LICENSE AGREEMENT.

M.I.T. Case No. [***]

[***]

by [***], [***], Omid C. Farokhzad, [***], Robert S. Langer, [***], [***] and Ulrich H. Von Andrian

M.I.T. Case No. [***]

[***]

by [***], [***], Omid C. Farokhzad, [***], Robert S. Langer, [***], [***] and Ulrich H. Von Andrian

Except as specifically modified or amended hereby, all other terms and conditions of the LICENSE AGREEMENT shall remain unchanged and in full force and effect. Capitalized terms used herein and not defined shall have the meanings set forth in the LICENSE AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed under seal by their duly authorized representatives.

Signatures follow on next page:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

The Effective Date of this First Amendment is January 12, 2010

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		SELECTA BIOSCIENCES, INC.

By:	/s/ Lita L. Nelsen	By:	/s/ Robert Bratzler

Name:	Lita L. Nelsen	Name:	Robert Bratzler

Title:	Director — Technology Licensing Office	Title:	President